Exhibit 99.1

Varian confidential/proprietary: disclosed for immediate recipient only 2017 ASTRO Investor Relations Meeting Transforming Cancer Care

Varian confidential/proprietary: disclosed for immediate recipient only FOR INVESTOR USE ONLY Agenda 2 Treatment Delivery Technologies, HyperArc TM & Adaptive Therapy Ed Vertatschitsch Vice President, Global Portfolio Solutions Treatment Planning Systems Eric Lindquist Vice President, Clinical Solutions Oncology Continuum Solutions Sukhveer Singh Vice President, Oncology Continuum Solutions Closing Remarks Dow R. Wilson President and Chief Executive Officer Questions & Answers Welcome & Introductions J. Michael Bruff Vice President, Investor Relations Varian Overview & Strategic Framework Dow R. Wilson President and Chief Executive Officer Proton Therapy Moataz Karmalawy Vice President and General Manager Worldwide Particle Therapy Oncology Systems Kolleen T. Kennedy President, Oncology Systems

Varian confidential/proprietary: disclosed for immediate recipient only FOR INVESTOR USE ONLY 3 THIS PRESENTATION IS INTENDED EXCLUSIVELY FOR INVESTORS. IT IS NOT INTENDED FOR USE IN SALES OR MARKETING. FORWARD LOOKING STATEMENTS Except for historical information, this presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements concerning industry outlook, including growth drivers, future trends in cancer incidence and trends in cancer treatment needs, demand, innovation and growth opportunities; Varian Medical System, Inc.’s (“Varian” or the “company”) future orders, revenues, backlog,or earnings growth; future financial results; market acceptance of or transition to new products or technology such as our Edge™ radiosurgery system, TrueBeam® , HyperArc™, 360 Oncology™, HALCYON™, image-guided radiation therapy, stereotactic radiosurgery and proton therapy, and any statements using the terms “could,” “believe,” “expect,” “outlook,” “anticipate”, “vision”, “estimate”, “future”, “horizon”, “aiming”, “driving”, “target” or similar statements are forward-looking statements that involve risks and uncertainties that could cause the company’s actual results to differ materially from thoseanticipated. Such risks and uncertainties include global economic conditions and changes to trends for cancer treatment regionally; the impact of changestothe Affordable Health Care for America Act (including excise taxes on medical devices) and any further healthcare reforms (including changes to Medicareand Medicaid), and/or changes in third-party reimbursement levels; currency exchange rates and tax rates; demand for the company’s products; the company’s ability to develop, commercialize, and deploy new products; the company’s ability to meet Food and Drug Administration (FDA) and other regulatoryrequirements for product clearances or to comply with FDA and other regulatory regulations or procedures; changes in the regulatory environment, including with respect to FDA requirements; the company’s assessment of the goodwill associated with its particle therapy business, challenges associated withthe successful commercialization of the company’s particle therapy business; the effect of adverse publicity; the company’s reliance on soleorlimited-source suppliers; the company’s ability to maintain or increase margins; the impact of competitive products and pricing; the potential loss of key distributors or key personnel; challenges to public tender awards and the loss of such awards or other orders; and the other risks listed from time to time in the company’s filings with the Securities and Exchange Commission, which by this reference are incorporated herein. The company assumes no obligation to updateor revise the forward looking statements in this presentation because of new information, future events, or otherwise. Reconciliations to GAAP financials can be found at http://investors.varian.com/financialstatements. Medical Advice Disclaimer Varian as a medical device manufacturer cannot and does not recommend specific treatment approaches. Individual treatment results may vary.

Varian confidential/proprietary: disclosed for immediate recipient only Varian Overview Dow R. Wilson President and Chief Executive Officer

Varian confidential/proprietary: disclosed for immediate recipient only FOR INVESTOR USE ONLY Varian today – a snapshot 5 * Varian FY 16, excluding Imaging Components. ** YTD thru Fiscal 3 rd quarter 2017 Gross Orders, excluding North America A focused cancer company Global Leader in radiation therapy FY16 revenues $2.6B* 7,750 medical linear accelerators $1.25B * software and service revenue software installs 4,600+ proton therapy rooms 60+ employees 6,400+ international order mix 50% ** FOR INVESTOR USE ONLY

Varian confidential/proprietary: disclosed for immediate recipient only FOR INVESTOR USE ONLY Medical oncology Precision medicine Diagnostic imaging Radiation oncology Interventional oncology Surgical oncology Long - term growth and value creation strategy 6 Global Leader in Radiation Therapy #1 Global Provider of Integrated, Human - Centered Cancer Treatment Radiosurgery systems Radiotherapy Brachytherapy Radiation oncology tracking software Radiation oncology information systems Proton therapy Call on all oncologists Aggregate data Generate insights Build AI/ML capabilities Disseminate insights

Varian confidential/proprietary: disclosed for immediate recipient only FOR INVESTOR USE ONLY Growth priorities and strategic enablers 7 We are here Global Leader in Radiation Therapy Integrated, Human - Centered Cancer Treatment Strengthen Leadership in Radiation Therapy Extend Global Footprint Expand Addressable Market Strategic Enablers Long - Term Growth and Value Creation Strategy High - Quality Care Through Innovation Operational Efficiency Build Software, Services & Big Data Expertise Optimize Cash Conversion & Capital Structure Growth Priorities

Varian confidential/proprietary: disclosed for immediate recipient only FOR INVESTOR USE ONLY 8 In summary • Global market leader today with the strongest portfolio • Strengthening our leadership in radiation therapy • Growth - focused in both developed and developing markets • Financially disciplined and flexible to invest in growth opportunities • Committed to long - term growth and value creation

Varian confidential/proprietary: disclosed for immediate recipient only Proton Therapy Moataz Karmalawy VP & General Manager Worldwide Particle Therapy

Varian confidential/proprietary: disclosed for immediate recipient only FOR INVESTOR USE ONLY Proton therapy plays a critical role in strengthening our leadership Key luminaries adding proton therapy Protons expand to new disease sites Innovation leader IMPT and compact systems Melanoma of the eye Brain tumors Head and neck tumors Base - of - skull tumors Lung cancer Breast cancer Gastrointestinal cancer Tumors near the spine Prostate cancer Pediatric cancers 8

Varian confidential/proprietary: disclosed for immediate recipient only FOR INVESTOR USE ONLY True integration 11 Simplification, automation, human - centered design ARIA ® Oncology Information System 360 Oncology ™ Care Management Platform Velocity ™ Oncology Image Informatics Eclipse ™ Treatment Planning System ProBeam ® Proton Therapy System Halcyon ™ & TrueBeam ® ™ Radiotherapy Systems

Varian confidential/proprietary: disclosed for immediate recipient only FOR INVESTOR USE ONLY PAUL SCHERRER INSTITUTE (PSI) 1 Rotational Gantry MARYLAND PROTON TREATMENT CENTER 4 Rotational Gantries and 1 Fixed Beam Room HEFEI ION MEDICAL CENTER 3 Rotational Gantries, 1 Fixed Beam, and 1 Research Room RINECKER PROTON THERAPY CENTER 4 Rotational Gantries and 1 Fixed Beam Room SINGAPORE INSTITUTE OF ADVANCED MED ProBeam Compact DANISH CENTER FOR PARTICLE THERAPY (DCPT) 3 Rotational Gantries and 1 Fixed Beam Room UCLH LONDON PROTON THERAPY CENTER 4 Rotational Gantries GEORGIA PTC, US 4 Rotational Gantries and 1 Fixed Beam Room KCMH IN BANGKOK, THAILAND ProBeam Compact CINCINNATI CHILDREN’S/UC HEALTH PROTON CENTER 3 Rotational Gantries SCRIPPS PROTON THERAPY CENTER 3 Rotational Gantries and 2 Fixed Beam Rooms KING FAHD MEDICAL CENTER (KFMC) 3 Rotational Gantries, 1 Fixed Beam & 1 Eye Tx Room PTC ST PETERSBURG, RUSSIA 2 Rotational Gantries NATIONAL TAIWAN UNIVERSITY 2 Rotational Gantries and 1 Fixed Beam Room HOLLAND PROTON THERAPY CENTER 2 Rotational Gantries, 1 Research & 1 Eye Tx Room NEW YORK PROTON CENTER (NYPC) 3 Rotational Gantries, 1 Fixed Beam & 1 Research Room DELRAY PROTON THERAPY CENTER ProBeam Compact and 1 TrueBeam ® CONCORD MEDICAL, GUANGZHOU,CHINA 3 Rotational Gantries and 1 Fixed Beam Room PENN MEDICINE, PHILADELPHIA, PA ProBeam Compact Proton therapy market leader since 2012 12 60+ rooms globally; 20 centers THE CHRISTIE PROTON THERAPY CENTER 3 Rotational Gantries

Varian confidential/proprietary: disclosed for immediate recipient only FOR INVESTOR USE ONLY Extending global footprint: ProBeam ® approvals ProBeam ® now has clearance in the US, Europe and Japan FDA Clearance in US CE Mark in Europe Shonin Clearance in Japan 11

Varian confidential/proprietary: disclosed for immediate recipient only FOR INVESTOR USE ONLY 14 Large growth opportunity in China • 2 proton centers in operation • 10 proton centers in progress • 15 - 20 proton purchase contracts in next 10 years • Varian with first government - funded project in Hefei 4.2M cancer patients per year growing at 2.8% 21% receive radiation today Sichuan 4 Chongqing 2 Shaanxi 2 Hubei 3 Henan 2 Guangdong 6 Fujian 2 Liaoning 3 Jilin 1 Tianjin 1 Beijing 5 Hebei 1 Shandong 3 Jiangsu 5 Anhui 1 Shanghai 3 Zhejiang 3 Note: numbers represent identified project opportunities over next 10 years

Varian confidential/proprietary: disclosed for immediate recipient only FOR INVESTOR USE ONLY 15 ProBeam I ntegrated , human - centered cancer treatment

Varian confidential/proprietary: disclosed for immediate recipient only Oncology Systems Kolleen T. Kennedy President, Oncology Systems Treatment Delivery Technologies Adaptive Therapy Ed Vertatschitsch Vice President, Global Portfolio Solutions Treatment Planning Systems Eric Lindquist Vice President, Clinical Solutions Oncology Continuum Solutions Sukhveer Singh Vice President, Oncology Continuum Solutions

Varian confidential/proprietary: disclosed for immediate recipient only FOR INVESTOR USE ONLY Oncology Systems 17

Varian confidential/proprietary: disclosed for immediate recipient only FOR INVESTOR USE ONLY ASTRO highlights 18 Varian Presence • First Halcyon patient treated at Penn Medicine; UCSD also treating • First HyperArc TM treatment in Negrar , Italy • Strong attendance and participation ; 1,054 customers at User Meeting ; > 300 attending UCSD tours ; 110 attendees at JASTRO, 80 at China reception and 30 at Taiwan reception ; ~660 demos, up 10% from last year Focus • Strengthening leadership in radiation oncology • Extending global footprint • Expanding addressable market • Portfolio momentum

Varian confidential/proprietary: disclosed for immediate recipient only FOR INVESTOR USE ONLY Varian market leadership 19 Leading provider of integrated, human - centered cancer treatment solutions Halcyon growth enabler in single L inac centers, small vaults IMV t op scores in all key categories Portfolio momentum in both software and hardware platforms BRICA investment driving strong orders growth High - single - digit growth with strong margin contribution Developed markets replacement acceleration Best in class customer satisfaction scores Portfolio expansion Developing markets i nvestment Services growth Supply chain productivity and high - quality performance Operational efficiency

Varian confidential/proprietary: disclosed for immediate recipient only FOR INVESTOR USE ONLY The Varian ecosystem promise delivered 20 Intelligent Treatment Delivery • Halcyon platform launch • HyperArc SRS • iCBCT soft tissue visualization Knowledge - Based Oncology • Eclipse • RapidPlan • Multi - Criteria Optimization • GPU speed of calculation performance • Velocity 4 • Multimodality imaging Advanced Data Analytics • 360 Oncology • InSightive TM • ARIA MU3 Infrastructure and Security • CyberSecurity release • Cloud - based deployment • SaaS business model ENGAGE PATIENTS MEANINGFULLY MAKE DECISIONS CONFIDENTLY DELIVER TEAM BASED CARE EFFICIENTLY

Varian confidential/proprietary: disclosed for immediate recipient only FOR INVESTOR USE ONLY Oncology growth drivers • Global Demographics • Winning Innovation Strategy • Emerging Markets Opportunity • Services Business Expansion • Software Momentum • Aging Installed Base 21 Long - term goal 6M patients treated annually 10,000+ i nstalled base * Based on company estimates *

Varian confidential/proprietary: disclosed for immediate recipient only FOR INVESTOR USE ONLY Treatment Delivery Systems 22

Varian confidential/proprietary: disclosed for immediate recipient only FOR INVESTOR USE ONLY Halcyon for value - based healthcare 23 Accelerate installation and clinical go - live Reduce footprint and cost of ownership Treat more patients per day with ease High - quality image - guided IMRT treatment

Varian confidential/proprietary: disclosed for immediate recipient only FOR INVESTOR USE ONLY Accessing markets worldwide: regulatory progress 24 Cleared In - process No clearance required • Parallel filings in major markets • Clearance in 113 countries • Filings under government review: China, Japan, Brazil, India

Varian confidential/proprietary: disclosed for immediate recipient only FOR INVESTOR USE ONLY First - in - country orders • Australia • Belgium • India • Morocco 25 • Romania • Russia • Turkey • UK

Varian confidential/proprietary: disclosed for immediate recipient only FOR INVESTOR USE ONLY Operational readiness at a global scale 26 Manufacturing Sites Education Centers Parts Depots FOR INVESTOR USE ONLY

Varian confidential/proprietary: disclosed for immediate recipient only FOR INVESTOR USE ONLY Strengthens radiotherapy leadership • Leverage core linac competency • Enable key intellectual property • Develop critical supply chain 27 • Delivers outstanding clinical quality • Enhances patient comfort • Opens small vault opportunities • Treatment steps reduced from 31 to 9 Varian Halcyon

Varian confidential/proprietary: disclosed for immediate recipient only FOR INVESTOR USE ONLY 28 FOR INVESTOR USE ONLY Extends global access to world - class radiotherapy Delivers total value of ownership for hospitals Establishes a next - gen platform for future innovation Halcyon summary

Varian confidential/proprietary: disclosed for immediate recipient only FOR INVESTOR USE ONLY Adaptive Therapy 29

Varian confidential/proprietary: disclosed for immediate recipient only FOR INVESTOR USE ONLY 30 Patients and tumors change over time • Tumors shrink and change shape as they respond to therapy • Patient physiology may change due to weight loss and medication • Treatment plans should adapt Adaptive RT is a priority for Varian FOR INVESTOR USE ONLY 1. Need to better visualize the changes 2. Need for fast adaptation of therapy in response to changes 3. Need for delivery as accurate as the image guidance

Varian confidential/proprietary: disclosed for immediate recipient only FOR INVESTOR USE ONLY Future of RT requires combined modalities 31 Only Varian Multi - modality imaging at point of care Single - modality image - guidance Other approaches Lower left image courtesy of Siemens Healthineers . CT Ultra - Sound PET MR SPECT

Varian confidential/proprietary: disclosed for immediate recipient only FOR INVESTOR USE ONLY Therapeutic accuracy is vital Fast and accurate adaptive workflow is critical for the patient comfort, stability, and clinic efficiency Treatment Fidelity High - definition treatment enables delivered dose to match the planned dose 32 CT is essential for accurate dose calculation Iterative CBCT Optimal for tissue - density characterization and improved soft tissue visualization TrueBeam iCBCT research images courtesy of Henry Ford Health System 32

Varian confidential/proprietary: disclosed for immediate recipient only FOR INVESTOR USE ONLY 33 Adaptive therapy strategy Strengthening Varian’s leadership in radiation oncology through: • Multimodality imaging ; Available for every patient ; Most informed adaptive decisions • Iterative CBCT for accurate dose calculations ; Improved soft tissue visualization • Fast, seamless integration in clinical practice to expand the addressable market for adaptive therapy ; No specialized machines ; No compromises in treatment delivery TrueBeam iCBCT research image courtesy of Henry Ford Health System Design to deliver personalized , fast patient care every single day

Varian confidential/proprietary: disclosed for immediate recipient only FOR INVESTOR USE ONLY HyperArc TM 34

Varian confidential/proprietary: disclosed for immediate recipient only FOR INVESTOR USE ONLY Global need for SRS solutions 32 1 DeSantis CE, Cancer treatment and survivorship statistics, 2014 CA. Metastatic brain cancer ~15M patients over 5 years of cancer patients will develop brain metastases 1 40% 20 - FOR INVESTOR USE ONLY

Varian confidential/proprietary: disclosed for immediate recipient only FOR INVESTOR USE ONLY HyperArc ™ high - definition radiotherapy 36 Establishing new benchmarks for radiosurgery Treatment quality • Algorithms unlock TrueBeam /Edge system capabilities • Maximize healthy tissue sparing Unmatched throughput • Multiple targets treated simultaneously • Workflow optimized to treat radiosurgery in conventional times Enhanced safety • Virtual dry r un • Guided workflow • Intelligent imaging

Varian confidential/proprietary: disclosed for immediate recipient only FOR INVESTOR USE ONLY 37 HyperArc ™ high - definition radiotherapy • TrueBeam and Eclipse upgrade opportunity • High product and service margins • Potential to accelerate older system replacements Benchmark radiosurgery scalable to large installed base $ 300M 5 - year opportunity * * Based on company estimates

Varian confidential/proprietary: disclosed for immediate recipient only FOR INVESTOR USE ONLY Treatment Planning Systems 38

Varian confidential/proprietary: disclosed for immediate recipient only FOR INVESTOR USE ONLY Treatment planning • For the fourth year in a row, Eclipse named category leader by KLAS • Over 3,900 Eclipse customers worldwide • 900+ RapidPlan licenses growing double digits 36

Varian confidential/proprietary: disclosed for immediate recipient only FOR INVESTOR USE ONLY Treatment planning workflow 40 Contouring Plan Optimization Dose Calculation Eclipse TM Benefits • Accuracy • Efficiency • Flexibility • Automation • Interactivity • Speed

Varian confidential/proprietary: disclosed for immediate recipient only FOR INVESTOR USE ONLY Contouring Plan Optimization Dose Calculation Trade - Off Analysis RapidPlan 41 Transforming efficiency Knowledge Guidance RapidPlan

Varian confidential/proprietary: disclosed for immediate recipient only FOR INVESTOR USE ONLY Benefits Quality Increased Consistency Efficiency RapidPlan 42 Transforming efficiency

Varian confidential/proprietary: disclosed for immediate recipient only FOR INVESTOR USE ONLY Multi - Criteria Optimization 43 Transforming efficiency Contouring Plan Optimization Dose Calculation Trade - Off Analysis Plan Fine Tuning Multi - Criteria Optimization

Varian confidential/proprietary: disclosed for immediate recipient only FOR INVESTOR USE ONLY RapidPlan + Multi - Critera Optimization 44 Efficient and patient centric RapidPlan MCO

Varian confidential/proprietary: disclosed for immediate recipient only FOR INVESTOR USE ONLY Multi - Criteria Optimization For Varian • Strengthens leadership position • Drives incremental RapidPlan adoption • Extends global footprint 45 For Clinicians • Allows for fine - tuning and customizing each patient’s plan • Works seamlessly and synergistically with RapidPlan • Optimized for emerging and established markets 45

Varian confidential/proprietary: disclosed for immediate recipient only FOR INVESTOR USE ONLY Driving customer productivity 46 Increased GPU speed* Contouring Plan Optimization Dose Calculation Trade - Off Analysis GPU Speed GPU Speed GPU CPU 25x improvement 5x improvement 5x improvement Lung Total Marrow Irradiation Head and Neck (time) * Based on benchmark testing

Varian confidential/proprietary: disclosed for immediate recipient only FOR INVESTOR USE ONLY 47 Eclipse treatment planning • Solid core user base of over 3,900 customers worldwide • High - value upgrades to customers • HyperArc and RapidPlan are unique value creators • MCO and GPU elevate planning efficiency • High - quality treatment planning in a fraction of the time $ 250M 5 - year opportunity * * Based on company estimates

Varian confidential/proprietary: disclosed for immediate recipient only FOR INVESTOR USE ONLY Oncology Continuum Solutions 48

Varian confidential/proprietary: disclosed for immediate recipient only FOR INVESTOR USE ONLY ARIA: market - leading oncology information system • Extending global footprint with localization • Strengthening leadership with cybersecurity • Timely compliance with US regulations • Rapid expansion of interoperability 49 4,200+ installations across the globe with 100,000+ daily active users * Based on company estimates *

Varian confidential/proprietary: disclosed for immediate recipient only FOR INVESTOR USE ONLY • An intuitive analytics solution built specifically for the oncology department • Simple, interactive exploration of oncology data to uncover patterns and trends • Helps improve care, operational performance, and patient outcomes • Install base momentum with opportunities to grow InSightive : real - time insights, better informed decisions 50 FOR INVESTOR USE ONLY

Varian confidential/proprietary: disclosed for immediate recipient only FOR INVESTOR USE ONLY • Organizes unstructured and disparate patient image data into rich patient history • Uses images to provide clinical insights for tumor response and treatment planning • Vendor - neutral platform for the multidisciplinary cancer care teams Velocity software 51 Multimodality image - guided clinical decision support Managing more than 50 million images at 450+ customers TM

Varian confidential/proprietary: disclosed for immediate recipient only FOR INVESTOR USE ONLY 52 360 Oncology Enabling simpler, smarter cancer care Streamlining Multi - Disciplinary Tumor Boards 1 1 Financial analysis based on British Journal of Cancer (2013) 109, 2295 – 2300 | doi : 10.1038/bjc.2013.586; financial costs of multidisciplinary team meetings in Oncology Revenue 15% + Patient Referrals + Operational Efficiency Costs 70% - MDTB prep time - Patient re - review Oncology focused platform • Tumor Board management • Clinical decision support • Integrated imaging informatics • Patient engagement & survivorship • Point - of - care analytics • Collaborative care coordination

Varian confidential/proprietary: disclosed for immediate recipient only FOR INVESTOR USE ONLY 53 360 Oncology Building the operating system for cancer care • Early entry into the $1B+ market for oncology care coordination and clinical decision support • Focus on serving critical unmet needs in oncology • 11 orders and 100+ plus opportunities in the pipeline • Estimated $20M * recurring SaaS revenue per 100 customers * * Based on company estimates Improve Outcomes Reduce Costs Make Decisions Confidently

Varian confidential/proprietary: disclosed for immediate recipient only Closing Remarks Dow R. Wilson President and Chief Executive Officer

FOR INVESTOR USE ONLY 55